INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST
SUPPLEMENT DATED JANUARY 13, 2022 TO THE PROSPECTUS
DATED DECEMBER 17, 2021, OF:
Invesco Defensive Equity ETF (DEF)
(the “Fund”)
Effective immediately, the first sentence in the section titled “Dividends, Other Distributions and Taxes – Dividends and Other Distributions” of the Fund’s Prospectus is deleted and replaced with the following:
Generally, dividends from net investment income, if any, are declared and paid annually by the Fund.
Please Retain This Supplement For Future Reference.
P-DEF-PRO-SUP 011322

INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST
SUPPLEMENT DATED JANUARY 13, 2022 TO THE PROSPECTUSES
DATED DECEMBER 17, 2021, OF:
Invesco BulletShares 2029 Corporate Bond ETF (BSCT)
Invesco BulletShares 2030 Corporate Bond ETF (BSCU)
Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)
Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)
Invesco BulletShares 2027 Municipal Bond ETF (BSMR)
Invesco BulletShares 2028 Municipal Bond ETF (BSMS)
Invesco BulletShares 2029 Municipal Bond ETF (BSMT)
Invesco BulletShares 2030 Municipal Bond ETF (BSMU)
(each, a “Fund”)
Effective immediately, the first sentence in the section titled “Dividends, Other Distributions and Taxes – Dividends and Other Distributions” of each Fund’s Prospectus is deleted and replaced with the following:
Generally, dividends from net investment income, if any, are declared and paid monthly by the Fund.
Please Retain This Supplement For Future Reference.
P-SIFT-PRO-SUP 011322